                         NOTICE OF GUARANTEED DELIVERY

                            XM SATELLITE RADIO INC.
                        XM SATELLITE RADIO HOLDINGS INC.

                               OFFER TO EXCHANGE
                       12% SENIOR SECURED NOTES DUE 2010
                 GUARANTEED BY XM SATELLITE RADIO HOLDINGS INC.
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                          FOR ANY AND ALL OUTSTANDING
                       12% SENIOR SECURED NOTES DUE 2010
                 GUARANTEED BY XM SATELLITE RADIO HOLDINGS INC.

               PURSUANT TO THE PROSPECTUS DATED           , 2003

--------------------------------------------------------------------------------

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME, ON         , 2003 (THE "EXPIRATION DATE"), UNLESS THE
  EXCHANGE OFFER IS EXTENDED BY XM SATELLITE RADIO INC.
--------------------------------------------------------------------------------

    This form or one substantially equivalent hereto must be used by a holder of Old Notes (as defined below) to accept the Exchange Offer of XM Satellite
Radio Inc. (the "Issuer") and to tender Old Notes to The Bank of New York, as exchange agent (the "Exchange Agent") pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Delivery of Documents to DTC does not constitute delivery to the Exchange Agent--Guaranteed Delivery" of the
Issuer's Prospectus dated July   , 2003 (the "Prospectus") and in Instruction 1
to the related Letter of Transmittal. The Exchange Offer provides holders of the Issuer's outstanding 12% Senior Secured Notes due 2010 (the "Old Notes") the opportunity to exchange such Old Notes for the 12% Senior Secured Notes due 2010 offered pursuant to the Prospectus (the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

                      THE BANK OF NEW YORK, EXCHANGE AGENT

              BY MAIL:                           BY FACSIMILE:

        The Bank of New York                  The Bank of New York
     101 Barclay Street--7 East            101 Barclay Street--7 East
         New York, NY 10286                    New York, NY 10286
   Attention: Reorganization Unit        Attention: Reorganization Unit
                                           Fax Number: (212) 298-1915
                                      Confirm by Telephone: (212) 815-5098

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

    DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amounts of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

--------------------------------------------------------------------------------------------------
                                DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------
                                                                  AGGREGATE          AGGREGATE
      CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD NOTES OR        PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
         ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY               REPRESENTED         TENDERED
--------------------------------------------------------------------------------------------------

                                                                  ----------------------------

                                                                  ----------------------------

                                                                  ----------------------------

                                                                  ----------------------------

                                                                  ----------------------------

                                                                  ----------------------------

                                                                  ----------------------------
                                                                    TOTAL
--------------------------------------------------------------------------------------------------

------------------------------------------------------------

  Signature of Registered Holder(s) or Authorized Signatory:

Date:
          --------------------------------

Name(s):
          --------------------------------

          --------------------------------

          --------------------------------

Address:
          --------------------------------

          --------------------------------

           --------------------------------
                                   ZIP CODE

Area Code and Tel. No.(s):
                            ----------------

---------------------------------------------
           (PLEASE TYPE OR PRINT)

------------------------------------------------
------------------------------------------------

Principal Amount of Old Notes Tendered:
$
---------------------------------------------

Certificate Nos. (if available):

---------------------------------------------

Total Principal Amount Represented by Old
Note Certificate(s):
$
---------------------------------------------

CHECK IF OLD NOTES WILL BE TENDERED BY
BOOK-ENTRY TRANSFER

/ /  The Depository Trust Company

Account Number:
                 -------------------------

------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, being an Eligible Institution, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Delivery of Documents to DTC does not constitute delivery to the Exchange Agent--Guaranteed Delivery" and in the Letter of Transmittal, in proper form for transfer), and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the date of execution of the Notice of Guaranteed Delivery.

 -------------------------------------------------------------        ---------------------------------------------
                         Name of Firm                                              Authorized Signature

 -------------------------------------------------------------        ---------------------------------------------
                            Address                                                       Title

-------------------------------------------------------------
                                                       Zip Code       Name:
                                                                             --------------------------------------
                                                                                     (Please Type or Print)

Area Code and Tel. No.:                                               Dated:
                        --------------------------------------               --------------------------------------

NOTE:    DO NOT SEND OLD NOTE CERTIFICATES WITH THIS FORM. ACTUAL
         SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE
         ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED
         LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.